Vanguard® Advice Select International Growth Fund
Schedule of Investments (unaudited)
As of January 31, 2025
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (97.8%)
Brazil (1.7%)
*	NU Holdings Ltd. Class A	1,338,001	17,715
Canada (4.6%)
*	Shopify Inc. Class A	410,927	47,996
China (11.3%)
*,1	Meituan Class B	2,188,950	41,662
	Tencent Holdings Ltd.	632,800	33,295
*	PDD Holdings Inc. ADR	247,476	27,695
	BYD Co. Ltd. Class H	453,500	15,936
			118,588
Denmark (1.1%)
	Novo Nordisk A/S Class B	138,715	11,711
France (8.0%)
	Hermes International SCA	16,422	46,189
	Kering SA	74,914	19,612
	L'Oreal SA	49,648	18,421
			84,222
Germany (4.0%)
*,1	Delivery Hero SE Class A	978,075	25,277
*	BioNTech SE ADR	137,655	17,038
			42,315
Italy (4.4%)
	Ferrari NV	106,211	45,568
Japan (0.6%)
	M3 Inc.	697,900	6,334
Netherlands (11.0%)
*,1	Adyen NV	43,704	70,543
	ASML Holding NV	60,545	44,789
			115,332
Singapore (3.2%)
*	Sea Ltd. ADR	277,230	33,764
South Korea (3.5%)
*	Coupang Inc.	1,549,764	36,435
Sweden (13.6%)
*	Spotify Technology SA	207,908	114,048
	Atlas Copco AB Class B	1,282,349	19,064
*	Kinnevik AB Class B	1,230,296	9,713
			142,825
Taiwan (7.5%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,359,000	78,727
United Kingdom (4.3%)
*	Wise plc Class A	2,170,897	29,909
*	Ocado Group plc	4,013,125	14,864
			44,773
United States (19.0%)
*	MercadoLibre Inc.	66,481	127,789
	NVIDIA Corp.	423,647	50,868
*	Moderna Inc.	303,278	11,955
*	Tesla Inc.	15,658	6,335
*	SolarEdge Technologies Inc.	92,475	1,212

			Shares	Market Value ($000)
*	Ginkgo Bioworks Holdings Inc. Class A		41,402	553
				198,712
Total Common Stocks (Cost $808,742)				1,025,017
		Coupon
Temporary Cash Investments (1.4%)
Money Market Fund (1.4%)
[2]	Vanguard Market Liquidity Fund (Cost $14,732)	4.371%	147,343	14,733
Total Investments (99.2%) (Cost $823,474)				1,039,750
Other Assets and Liabilities—Net (0.8%)				8,227
Net Assets (100%)				1,047,977
Cost is in $000.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2025, the aggregate value was $137,482,000, representing 13.1% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.

A.  Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.  Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of January 31, 2025, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	264,423	—	—	264,423
Common Stocks—Other	228,980	531,614	—	760,594
Temporary Cash Investments	14,733	—	—	14,733
Total	508,136	531,614	—	1,039,750